UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2006

Western Reserve Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	333-43361	31-1566623
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4015 Medina Road, Suite 100, Medina, Ohio		44256
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-764-3131

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2006, the Board of Directors of Western Reserve Bancorp, Inc. and Western Reserve Bank approved The Western Reserve Bancorp, Inc. and Western Reserve Bank Incentive Compensation Plan. The Plan applies to all employees of Western Reserve Bank beginning with the Plan Year ending December 31, 2006. Please see a copy of the Plan attached hereto as Exhibit 10.13 for a full description of the terms and conditions of the Plan, which are incorporated by reference into this Item.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Reserve Bancorp, Inc.

January 23, 2006	By:	Cynthia A. Mahl

Name: Cynthia A. Mahl
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.13	Western Reserve Bancorp, Inc. and Western Reserve Bank Incentive Compensation Plan